                                 [PIONEER LOGO]




PIONEER
FUND

-----------------------------
ANNUAL REPORT 12/31/00
-----------------------------




                                 [STANDARD & POOR'S SELECT FUND LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                 1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                  10
      Financial Statements                                     19
      Notes to Financial Statements                            27
      Report of Independent Public Accountants                 32
      Results of Shareowner Meeting                            33
      Trustees, Officers and Service Providers                 34
      The Pioneer Family of Mutual Funds                       35
      Retirement Plans from Pioneer                            36

     PIONEER FUND

     ---------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/00
     ---------------------------------------------------------------------------

     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere.
     Periods like this accentuate the benefits of discipline and fundamental analysis.

     Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

     As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

     AN IMPORTANT ANNOUNCEMENT FROM PIONEER
     I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments(R). The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

     All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

     Sincerely,

     /s/ David Tripple
     David Tripple
     Pioneer Investment Management, Inc.

     PIONEER FUND
     ---------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/00
     ---------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                  [PIE GRAPH]

     International Common Stocks                       2%
     Short-Term Cash Equivalents                       3%
     Depositary Receipts for International Stocks      5%
     U.S. Common Stocks                               90%

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

                                  [PIE GRAPH]


     Utilities                     2%
     Transportation                2%
     Basic Materials               2%
     Capital Goods                 3%
     Energy                        8%
     Communication Services       10%
     Consumer Staples             11%
     Consumer Cyclicals           12%
     Health Care                  13%
     Financial                    17%
     Technology                   20%


     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  Schering-Plough Corp.           3.87%   6.  The Bank of New York Co., Inc.  1.81%
       2.  SBC Communications, Inc.        2.88    7.  Exxon Mobil Corp.               1.75
       3.  Verizon Communications          2.23    8.  Bristol-Myers Squibb Co.        1.71
       4.  IBM Corp.                       1.91    9.  Qwest Communications            1.68
                                                       International Inc.
       5.  Texas Instruments, Inc.         1.82   10.  Walgreen Co.                    1.60

     Fund holdings will vary for other periods.
  2

     PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS A SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/00    12/31/99
                            $44.26    $47.60
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
  (12/31/99 - 12/31/00)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.123     $0.190         $3.054

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth and Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE         PRICE*
10 Years                                               17.38%         16.68%
5 Years                                                19.87          18.46
1 year                                                  0.12          (5.64)

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset values.

                                  [LINE GRAPH]

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------     ------------------------
12/90                                                    9425.00                    10000.00                    10000.00
                                                        11569.00                    13034.00                    12775.40
12/92                                                   13142.00                    14026.00                    14005.80
                                                        15012.00                    15433.00                    16053.50
12/94                                                   14925.00                    15644.00                    15987.00
                                                        18902.00                    21503.00                    20965.30
12/96                                                   22626.00                    26426.00                    25299.80
                                                        31330.00                    35233.00                    32099.40
12/98                                                   40415.00                    45281.00                    36458.50
                                                        46729.00                    54787.00                    40782.70
12/00                                                   46783.00                    49796.00                    40943.50

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS B SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/00      12/31/99
                            $43.61        $47.24

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/99 - 12/31/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            $0.190           $3.054

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth and Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

PERIOD                                                   IF HELD     IF REDEEMED*
Life-of-Fund                                              19.06%        18.82%
(7/1/96)
1 year                                                    (0.75)        (4.45)

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                                  [LINE GRAPH]

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------     ------------------------
7/96                                                    10000.00                    10000.00                    10000.00
                                                        10212.00                    10247.00                    10322.30
12/96                                                   10991.00                    11100.00                    11125.80
                                                        11235.00                    11399.00                    11313.00
                                                        13253.00                    13385.00                    12900.10
                                                        14473.00                    14387.00                    13979.90
12/97                                                   15079.00                    14799.00                    14116.00
                                                        17056.00                    16859.00                    15725.40
                                                        17319.00                    17415.00                    15755.60
                                                        15803.00                    15686.00                    13791.10
12/98                                                   19275.00                    19020.00                    16033.00
                                                        19543.00                    19965.00                    16372.60
                                                        21194.00                    21369.00                    17891.40
                                                        19891.00                    20035.00                    16460.10
12/99                                                   22094.00                    23013.00                    17934.60
                                                        22599.00                    23536.00                    18236.50
                                                        22843.00                    22910.00                    17779.00
                                                        22557.00                    22690.00                    18302.50
12/00                                                   21727.00                    20916.00                    18005.30

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS C SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/00      12/31/99
                            $43.15        $46.76

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/99 - 12/31/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                               -         $0.190           $3.054

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth and Income Funds Index.

    AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

PERIOD                                                   IF HELD     IF REDEEMED*
Life-of-Fund                                              18.82%        18.82%
(7/1/96)
1 year                                                    (0.72)        (0.72)

* Assumes reinvestment of distributions, the 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

                                  [LINE GRAPH]

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------     ------------------------
7/96                                                    10000.00                    10000.00                    10000.00
                                                        10117.00                    10247.00                    10322.30
12/96                                                   10874.00                    11100.00                    11125.80
                                                        11117.00                    11399.00                    11313.00
                                                        13114.00                    13385.00                    12900.10
                                                        14326.00                    14387.00                    13979.90
12/97                                                   14925.00                    14799.00                    14116.00
                                                        16880.00                    16859.00                    15725.40
                                                        17139.00                    17415.00                    15755.60
                                                        15644.00                    15686.00                    13791.10
12/98                                                   19081.00                    19020.00                    16033.00
                                                        19349.00                    19965.00                    16372.60
                                                        20987.00                    21369.00                    17891.40
                                                        19701.00                    20035.00                    16460.10
12/99                                                   21883.00                    23013.00                    17934.60
                                                        22384.00                    23536.00                    18236.50
                                                        22622.00                    22910.00                    17779.00
                                                        22342.00                    22690.00                    18302.50
12/00                                                   21726.00                    20916.00                    18005.30

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND
   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/00                              CLASS Y SHARES
   -----------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/00      12/31/99
                            $44.34      $47.62

 DISTRIBUTIONS PER SHARE     INCOME       SHORT-TERM        LONG-TERM
  (12/31/99 - 12/31/00)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            $0.247       $0.190           $3.054

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index and the Lipper Growth and Income Funds Index.

                                  [LINE GRAPH]

                                                                              STANDARD & POOR'S 500     LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*                   INDEX                    FUNDS INDEX
                                                      -------------           ---------------------     ------------------------
5/6/99                                                  10000.00                    10000.00
                                                         9811.00                     9773.00                    10000.00
6/99                                                    10293.00                    10337.00                    10413.00
                                                         9972.00                    10005.00                    10114.00
                                                         9877.00                     9943.00                     9891.00
                                                         9692.00                     9692.00                     9580.00
                                                        10273.00                    10299.00                     9990.00
                                                        10402.00                    10495.00                    10077.00
12/99                                                   10800.00                    11133.00                    10438.00
                                                        10372.00                    10566.00                    10029.00
                                                        10168.00                    10353.00                     9703.00
                                                        11079.00                    11386.00                    10614.00
6/00                                                    10984.00                    11035.00                    10426.00
                                                        11116.00                    10793.00                    10387.00
                                                        11234.00                    11083.00                    10348.00
                                                        11099.00                    10902.00                    10311.00
12/00                                                   11566.00                    11564.00                    10952.00
                                                        11129.00                    10976.00                    10652.00
                                                        11391.00                    10922.00                    10683.00
                                                        10669.00                    10047.00                    10098.00
12/00                                                   10854.00                    10119.00                    10479.00

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

Volatile is a good word to describe the stock market of 2000. Changeable, explosive, excitable, airborne, and, yes, in the unfortunate but memorable cases of some of the now-you-see-them-now-you-don't internet stocks, vaporizable. The technology sector, especially important in the Nasdaq Composite Index, started the year with a bang, took a tumble in March and April, began a recovery towards the end of May, then went down in early September. By the end of the year the Nasdaq was down nearly 50% from its March 10 peak. The Standard & Poor's 500 Index also closed the year down significantly from its peak on March 24. In the following discussion, Pioneer Fund's portfolio manager, John Carey, reviews the year and the factors that had an impact on the Fund's performance.

    Q. HOW DID VOLATILITY, ESPECIALLY IN THE TECHNOLOGY SECTOR, AFFECT THE PERFORMANCE OF PIONEER FUND IN 2000? WHAT ELSE HAD A SIGNIFICANT EFFECT ON PERFORMANCE?

    A. During a market like that of 2000, the main objective is asset preservation. We achieved that. For the year ended December 31, 2000, Class A shares of Pioneer Fund had a total return of 0.12% at net asset value. The average fund in the Lipper Large-Cap Value category returned 1.32%. By contrast, the Standard & Poor's 500 racked up a loss of 9.11% over the twelve months.

       Our positive performance relative to the market as measured by the S&P can be attributed to the broad diversification of Pioneer Fund's portfolio and to our general bias toward stocks selling at prices we believe are well supported by earnings prospects. We certainly had our share of disappointments in the portfolio during the year, but we also owned some large positions in the kinds of "defensive" stocks that suddenly came into favor.

       The market of the past year presented some rare buying opportunities particularly in the ravaged technology sector. We did some buying there, beginning in the late summer and continuing right through the end of the year, as the sector continued to decline. But we also found values during the last few months of the year in energy, consumer cyclicals, and financials. We aimed to maintain representation in each of the major market sectors, and in 2000 it was particularly fortunate that we were so diversified. The Fund definitely benefited from owning so many of the "re-discovered" stocks outside the technology sector.

    Q. CAN YOU TALK MORE ABOUT THE MODIFICATIONS YOU MADE TO THE PORTFOLIO DURING THE LATTER PART OF THE YEAR?

    A. The investment strategy for Pioneer Fund emphasizes large, high-quality companies whose shares sell below a value we can estimate for them based

     PIONEER FUND
--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/00  (CONTINUED)
--------------------------------------------------------------------------------

       on longer-term earnings potential. Once we have decided that a stock merits our investment commitment, we are patient and give the management of the company a chance to develop the earnings potential and achieve greater value for shareholders. The rough-and-tumble market of 2000 created many imbalances between price and value, and we did find ourselves somewhat more active than usual in buying and selling stocks.

       After reducing our exposure to the technology sector in the first quarter, principally by selling large positions in Sun Microsystems and Oracle, we used the price weakness in the sector at the end of the third quarter and throughout the fourth quarter to make new technology purchases. We emphasized semiconductors and semiconductor manufacturing equipment, software, and telecommunications equipment. New entries included such stocks as Micrel, Micron Technology, Lam Research, Veeco Instruments, and Ericcson; and we added meaningfully to our position in Microsoft. At different times during the year we also took advantage of low prices to buy stocks in other industries. During the fourth quarter we initiated positions in the oil producers Royal Dutch Petroleum, Shell Transport & Trading, Lowe's, the building-supplies retailer, and Citigroup, the diversified financial-services company.

       There was an extraordinary amount of merger-and-acquisition activity in the portfolio, and among stocks we liquidated following the announcement of their acquisition by other companies were Best Foods, Central Newspapers, Reliastar, Paine Webber Group, and Lycos. Late in the year we received shares of Glaxo Smith-Kline in exchange for our shares of SmithKline Beecham and shares of AXA (France) in exchange for our shares of AXA Financial (U.S.) in mergers of those companies. We also began the year 2000 with shares of Bell Atlantic and GTE and ended the year with shares of Verizon when those two telephone giants combined; and our shares of USWest were converted into shares of Qwest Communications upon completion of a similar transaction. CBS was taken over by Viacom, General Instruments by Motorola, and MediaOne by AT&T.

    Q. WHICH SECTORS CONTRIBUTED POSITIVELY TO PERFORMANCE, AND WHICH ONES HINDERED IT?

    A. Our major pharmaceutical positions kicked in with some very good performance during the year, and some of our financials, consumer staples, utilities, and energy stocks also showed nice gains for the year. Southwest Airlines was a great stock in the transportation industry. The year showed the importance of diversification and the critical importance of an independent investment approach. If we think back on the stocks that helped out during

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       the year, few of them were being recommended by Wall Street analysts at the end of 1999. In fact, with respect to pharmaceuticals, the frequent advice was to avoid the entire group because of the possibility of prescription-drug legislation and the general uncertainty expected to persist during the election season. Fortunately we ignored the advice, focusing instead on the strong earnings trends and attractive share-price valuations in that industry.

       Disappointments in the portfolio unrelated to the "tech debacle" included some of our retailers, the telecommunications service companies, and the railroads. However, by making sure that individual positions remained in proportion to what we regarded as reasonable for the portfolio, and by balancing different kinds of risks against each other, we steered the portfolio through the difficult market of 2000 with minimal overall ill effects.

    Q.  WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

    A. At present, much attention is being given to signs of slowing economic growth. Many companies are reporting sales and earnings results that investors are finding disappointing, and stories of corporate financial difficulties, plant closings, and employee lay-offs are adding to concerns. The Federal Reserve accompanied its interest-rate reduction in early January with cautionary words about the state of economic affairs. It may be that we do have some less robust times ahead of us. Since its founding in 1928, Pioneer Fund has weathered many such periods. At the same time, it is possible to see the building blocks for a stronger market being put in place as we move through the year. Lower interest rates will help, and a tax cut may also be positive. Reduced regulatory burdens for business, a stable relationship between the U.S. dollar and the Euro, and moderating energy prices should also be constructive. We are always wary of pat explanations and simple, "connect-the-dots" forecasts. One thing we have learned over the years to expect is what we do not expect. Hence, we place a lot of importance on the fundamental business and financial strengths of companies in which we invest, and on their record of making it through economic downturns.

       We hope that by later in the year we shall have a brighter outlook, based on evidence of economic improvement. In the meantime, we thank you for your support and your interest.

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMMON STOCKS - 97.5%
               BASIC MATERIALS - 2.5%
               ALUMINUM - 0.6%
  1,476,000    Alcoa, Inc.                                                 $   49,446,000
                                                                           --------------
               CHEMICALS - 0.6%
    916,896    E.I. du Pont de Nemours & Co.                               $   44,297,538
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.3%
    896,600    Greif Brothers Corp. (Non-voting)                           $   25,553,100
                                                                           --------------
               GOLD & PRECIOUS METALS MINING - 0.2%
  1,113,500    Newmont Mining Corp.                                        $   18,999,094
                                                                           --------------
               METALS MINING - 0.8%
    797,900    Phelps Dodge Corp.                                          $   44,532,794
  1,000,000    Rio Tinto Plc                                                   17,480,060
                                                                           --------------
                                                                           $   62,012,854
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  200,308,586
                                                                           --------------
               CAPITAL GOODS - 2.5%
               AEROSPACE/DEFENSE - 0.7%
    500,000    Boeing Co.                                                  $   33,000,000
    312,300    General Dynamics Corp.                                          24,359,400
                                                                           --------------
                                                                           $   57,359,400
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.7%
    445,800    Emerson Electric Co.                                        $   35,134,613
    336,000    General Electric Co.                                            16,107,000
                                                                           --------------
                                                                           $   51,241,613
                                                                           --------------
               MACHINERY (DIVERSIFIED) - 0.2%
    404,450    Ingersoll-Rand Co.                                          $   16,936,344
                                                                           --------------
               MANUFACTURING (DIVERSIFIED) - 0.5%
    280,800    Illinois Tool Works, Inc.                                   $   16,725,150
    343,300    Johnson Controls, Inc.                                          17,851,600
                                                                           --------------
                                                                           $   34,576,750
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 0.1%
    191,100    Diebold, Inc.                                               $    6,377,962
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.3%
    693,900    Canon Inc. (A.D.R.)                                         $   23,375,756
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  189,867,825
                                                                           --------------


10   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMMUNICATION SERVICES - 9.9%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.5%
    169,000    AT&T Wireless Group*                                        $    2,925,812
  1,600,000    Sprint Corp. (PCS Group)*                                       32,700,000
                                                                           --------------
                                                                           $   35,625,812
                                                                           --------------
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
  2,068,000    Sprint Corp.                                                $   42,006,250
  1,191,571    AT&T Corp.                                                      20,629,073
                                                                           --------------
                                                                           $   62,635,323
                                                                           --------------
               TELEPHONE - 8.6%
    505,448    Alltel Corp.                                                $   31,558,909
  2,859,600    BellSouth Corp.                                                117,064,875
  3,068,420    Qwest Communications International, Inc.*                      125,805,220
  4,495,637    SBC Communications, Inc.                                       214,666,667
  3,327,006    Verizon Communications                                         166,766,176
                                                                           --------------
                                                                           $  655,861,847
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $  754,122,982
                                                                           --------------
               CONSUMER CYCLICALS - 11.4%
               AUTOMOBILES - 1.2%
  3,957,168    Ford Motor Corp.                                            $   92,746,125
                                                                           --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
    729,600    Sony Corp. (A.D.R.)                                         $   50,889,600
                                                                           --------------
               PUBLISHING - 2.2%
  3,494,400    John Wiley & Sons, Inc.+                                    $   75,129,600
  1,606,000    McGraw-Hill Co., Inc.                                           94,151,750
                                                                           --------------
                                                                           $  169,281,350
                                                                           --------------
               PUBLISHING (NEWSPAPERS) - 0.8%
    443,000    Dow Jones & Co., Inc.                                       $   25,084,875
    600,000    Gannett Co., Inc.                                               37,837,500
                                                                           --------------
                                                                           $   62,922,375
                                                                           --------------
               RETAIL (BUILDING SUPPLIES) - 0.3%
    500,000    Lowe's Companies, Inc.                                      $   22,250,000
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 0.1%
    250,000    Best Buy Co., Inc.*                                         $    7,390,625
                                                                           --------------

  The accompanying notes are an integral part of these financial statements.  11

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               RETAIL (DEPARTMENT STORES) - 1.7%
    474,500    Harcourt General, Inc.                                      $   27,141,400
  1,192,800    Kohl's Corp.*                                                   72,760,800
    884,800    May Department Stores Co.                                       28,977,200
                                                                           --------------
                                                                           $  128,879,400
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.6%
  2,304,843    Dollar General Corp.                                        $   43,503,912
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 1.9%
  2,760,000    Target Corp.                                                $   89,010,000
  1,052,000    Wal-Mart Stores, Inc.                                           55,887,500
                                                                           --------------
                                                                           $  144,897,500
                                                                           --------------
               RETAIL (SPECIALTY) - 0.1%
    305,700    Barnes & Noble, Inc.*                                       $    8,101,050
                                                                           --------------
               RETAIL (SPECIALTY/APPAREL) - 0.3%
    972,900    Gap Inc.                                                    $   24,808,950
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.5%
  1,000,000    The Interpublic Group of Companies, Inc.                    $   42,562,500
    890,200    Omnicom Group                                                   73,775,325
                                                                           --------------
                                                                           $  116,337,825
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  872,008,712
                                                                           --------------
               CONSUMER STAPLES - 10.6%
               BEVERAGES (NON-ALCOHOLIC) - 0.9%
  1,357,900    PepsiCo, Inc.                                               $   67,300,919
                                                                           --------------
               BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1%
    202,000    Cox Communication, Inc.*                                    $    9,405,625
                                                                           --------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.7%
  1,732,400    Sysco Corp.                                                 $   51,972,000
                                                                           --------------
               ENTERTAINMENT - 1.0%
  1,640,411    Viacom, Inc. (Class B) (Non-voting)*                        $   76,689,214
                                                                           --------------
               FOODS - 2.9%
    966,000    Campbell Soup Co.                                           $   33,447,750
    960,600    General Mills, Inc.                                             42,806,738
  1,296,150    H.J. Heinz Co.                                                  61,486,116
    550,000    Hershey Foods Corp.                                             35,406,250


12   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE

               FOODS - (CONTINUED)
    489,100    Ralston-Ralston Purina Group                                $   12,777,737
  1,330,000    Sara Lee Corp.                                                  32,668,125
                                                                           --------------
                                                                           $  218,592,716
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.1%
  1,358,600    Colgate-Palmolive Co.                                       $   87,697,630
    900,000    Procter & Gamble Co.                                            70,593,750
                                                                           --------------
                                                                           $  158,291,380
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.2%
    300,000    Safeway Inc.*                                               $   18,750,000
                                                                           --------------
               RETAIL (DRUG STORES) - 2.0%
    559,800    CVS Corp.                                                   $   33,553,012
  2,851,200    Walgreen Co.                                                   119,215,800
                                                                           --------------
                                                                           $  152,768,812
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.7%
  2,133,800    Robert Half International, Inc.*                            $   56,545,700
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  810,316,366
                                                                           --------------
               ENERGY - 7.9%
               OIL (DOMESTIC INTEGRATED) - 2.0%
  1,884,852    BP Amoco Plc (A.D.R.)                                       $   90,237,290
    700,000    Conoco, Inc.                                                    20,037,500
    711,256    Conoco Inc. Class B                                             20,581,971
    485,000    Shell Transport & Trading Co. (A.D.R.)                          23,946,875
                                                                           --------------
                                                                           $  154,803,636
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 4.6%
  1,115,500    Chevron Corp.                                               $   94,190,031
    600,000    Royal Dutch Petroleum Co.                                       36,337,500
  1,500,000    Texaco, Inc.                                                    93,187,500
  1,503,493    Exxon Mobil Corp.                                              130,709,923
                                                                           --------------
                                                                           $  354,424,954
                                                                           --------------

  The accompanying notes are an integral part of these financial statements.  13

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               OIL & GAS (DRILLING & EQUIPMENT) - 1.3%
    370,100    Smith International, Inc.*                                  $   27,595,581
    523,000    Schlumberger Ltd.                                               41,807,312
    601,252    Transocean Sedco Forex Inc.                                     27,657,592
                                                                           --------------
                                                                           $   97,060,485
                                                                           --------------
               TOTAL ENERGY                                                $  606,289,075
                                                                           --------------
               FINANCIALS - 16.5%
               BANKS (MAJOR REGIONAL) - 5.9%
  2,446,800    The Bank of New York Co., Inc.                              $  135,032,775
    811,910    Huntington Bancshares, Inc.                                     13,142,793
  1,886,600    Mellon Bank Corp.                                               92,797,137
  2,864,648    National City Corp.                                             82,358,630
    806,800    State Street Corp.                                             100,212,628
    500,000    Wells Fargo Co.                                                 27,843,750
                                                                           --------------
                                                                           $  451,387,713
                                                                           --------------
               BANKS (REGIONAL) - 0.6%
    755,700    First Tennessee National Corp.                              $   21,868,069
    439,200    Zions Bancorporation                                            27,422,550
                                                                           --------------
                                                                           $   49,290,619
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 1.0%
    400,000    Citigroup Inc.                                              $   20,425,000
    693,500    Morgan Stanley, Dean Witter, Discover & Co.                     54,959,875
                                                                           --------------
                                                                           $   75,384,875
                                                                           --------------
               INSURANCE BROKERS - 1.1%
    729,000    Marsh & McLennan Co., Inc.                                  $   85,293,000
                                                                           --------------
               INSURANCE (MULTI-LINE) - 1.7%
    862,218    American International Group, Inc.                          $   84,982,362
    630,238    AXA (A.D.R.)                                                    45,258,966
                                                                           --------------
                                                                           $  130,241,328
                                                                           --------------
               INSURANCE (PROPERTY/CASUALTY) - 3.1%
  1,174,200    Chubb Corp.                                                 $  101,568,300
    607,300    Exel Ltd.*                                                      53,062,837
    331,300    Partnerre Ltd.                                                  20,209,300
    760,400    Safeco Corp.                                                    24,998,150
    647,600    St. Paul Companies, Inc.                                        35,172,775
                                                                           --------------
                                                                           $  235,011,362
                                                                           --------------


14   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               INVESTMENT BANK/BROKERAGE - 1.1%
  1,242,000    Merrill Lynch & Co., Inc.                                   $   84,688,875
                                                                           --------------
               INVESTMENT MANAGEMENT - 1.5%
  1,015,500    Federated Investors Inc.                                    $   29,576,438
  2,100,000    T. Rowe Price Associates, Inc.                                  88,757,813
                                                                           --------------
                                                                           $  118,334,251
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.5%
    693,840    Washington Mutual, Inc.                                     $   36,816,885
                                                                           --------------
               TOTAL FINANCIALS                                            $1,266,448,908
                                                                           --------------
               HEALTH CARE - 12.8%
               HEALTH CARE (DIVERSIFIED) - 3.8%
  1,233,300    Abbott Laboratories                                         $   59,737,969
  1,728,000    Bristol-Myers Squibb Co.                                       127,764,000
    950,000    Johnson & Johnson                                               99,809,375
                                                                           --------------
                                                                           $  287,311,344
                                                                           --------------
               HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 8.3%
    749,000    Eli Lilly & Co.                                             $   69,703,812
  1,414,534    Glaxo Smith-Kline Plc*                                          79,213,904
  1,200,600    Merck & Co., Inc.                                              112,406,175
  1,100,000    Pfizer, Inc.                                                    50,600,000
      3,898    Roche Holdings AG                                               39,703,856
  5,092,800    Schering-Plough Corp.                                          289,016,400
                                                                           --------------
                                                                           $  640,644,147
                                                                           --------------
               HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
  1,532,800    Becton, Dickinson & Co.                                     $   53,073,200
                                                                           --------------
               TOTAL HEALTH CARE                                           $  981,028,691
                                                                           --------------
               TECHNOLOGY - 19.6%
               COMMUNICATIONS EQUIPMENT - 2.5%
  1,150,000    ADC Telecommunications, Inc.*                               $   20,843,750
    101,413    Avaya Inc.*                                                      1,045,822
  1,216,968    Lucent Technologies, Inc.                                       16,429,068
  4,482,061    Motorola Inc.                                                   90,761,735
    700,000    Tellabs, Inc.*                                                  39,550,000
  2,193,200    Telefonaktiebolaget LM Ericsson (A.D.R.)                        24,536,425
                                                                           --------------
                                                                           $  193,166,800
                                                                           --------------

  The accompanying notes are an integral part of these financial statements.  15

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMPUTERS (HARDWARE) - 4.1%
  3,590,000    Compaq Computer Corp.                                       $   54,029,500
  2,480,000    Hewlett-Packard Co.                                             78,275,000
  1,674,000    IBM Corp.                                                      142,290,000
  1,379,383    Palm Inc.*                                                      39,053,781
                                                                           --------------
                                                                           $  313,648,281
                                                                           --------------
               COMPUTERS (NETWORKING) - 0.1%
    930,000    3COM Corp.*                                                 $    7,905,000
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 2.8%
    816,000    Adobe Systems, Inc.                                         $   47,481,000
    500,000    America Online Inc.*                                            17,400,000
  1,180,000    BMC Software, Inc.*                                             16,520,000
  1,490,000    Microsoft Corp.*                                                64,628,750
    498,500    Peoplesoft Inc.*                                                18,537,969
  1,000,000    Synopsys, Inc.*                                                 47,437,500
                                                                           --------------
                                                                           $  212,005,219
                                                                           --------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.4%
    776,000    Koninklijke Philips Electronics NV                          $   28,130,000
                                                                           --------------
               ELECTRONICS (INSTRUMENTATION) - 0.3%
    434,796    Agilent Technologies Inc.*                                  $   23,805,081
                                                                           --------------
               ELECTRONICS (SEMICONDUCTORS) - 4.3%
  1,600,000    Altera Corp.*                                               $   42,100,000
  2,940,000    Intel Corp.                                                     88,935,000
    900,000    Micrel Inc.*                                                    30,318,750
    800,000    Micron Technology, Inc.*                                        28,400,000
  2,868,000    Texas Instruments, Inc.                                        135,871,500
                                                                           --------------
                                                                           $  325,625,250
                                                                           --------------
               EQUIPMENT (SEMICONDUCTOR) - 1.9%
  1,187,000    Applied Materials, Inc.*                                    $   45,328,563
  2,022,700    Lam Research Corp.*                                             29,329,150
  1,027,000    Novellus Systems, Inc.*                                         36,907,813
    500,000    Taiwan Semiconductor Manufacturing Co. (A.D.R.)*                 8,625,000
    600,000    Veeco Instruments, Inc.*                                        24,075,000
                                                                           --------------
                                                                           $  144,265,526
                                                                           --------------


16   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               PHOTOGRAPHY/IMAGING - 0.8%
  1,637,400    Eastman Kodak Co.                                           $   64,472,625
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 0.6%
    823,100    Computer Sciences Corp.*                                    $   49,488,887
                                                                           --------------
               SERVICES (DATA PROCESSING) - 1.8%
    914,200    Automatic Data Processing, Inc.*                            $   57,880,287
    552,800    DST Systems, Inc.*                                              37,037,600
    454,000    Electronic Data Systems Corp.                                   26,218,500
    367,500    Fiserv, Inc.*                                                   17,433,281
                                                                           --------------
                                                                           $  138,569,668
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,501,082,337
                                                                           --------------
               TRANSPORTATION - 2.1%
               AIRLINES - 0.8%
  1,892,400    Southwest Airlines Co.                                      $   63,452,172
                                                                           --------------
               RAILROADS - 1.3%
  1,054,200    Burlington Northern, Inc.                                   $   29,847,038
  3,730,100    Norfolk Southern Corp.                                          49,656,956
    320,800    Union Pacific Corp.                                             16,280,600
                                                                           --------------
                                                                           $   95,784,594
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  159,236,766
                                                                           --------------
               UTILITIES - 1.7%
               ELECTRIC COMPANIES - 1.2%
  1,125,100    Allegheny Energy, Inc.                                      $   54,215,756
  1,068,900    DPL, Inc.                                                       35,474,119
                                                                           --------------
                                                                           $   89,689,875
                                                                           --------------
               NATURAL GAS - 0.3%
    767,533    Vectren Corp.                                               $   19,668,033
                                                                           --------------
               WATER UTILITIES - 0.2%
    552,600    American Water Works Co., Inc.                              $   16,232,625
                                                                           --------------
               TOTAL UTILITIES                                             $  125,590,533
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $4,474,976,813)                                       $7,466,300,781
                                                                           --------------

  The accompanying notes are an integral part of these financial statements.  17

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/00                             (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
               TEMPORARY CASH INVESTMENTS - 2.5%
               COMMERCIAL PAPER - 2.5%
 35,000,000    American Express Credit Corp., 6.38%, 1/3/01                $   35,000,000
 36,479,000    Citigroup Inc., 6.45%, 1/2/01                                   36,479,000
 50,000,000    Home Financing Corp., 6.5%, 1/2/01                              50,000,000
 34,423,000    John Deere Credit Corp., 6.38%, 1/8/01                          34,423,000
 35,643,000    Prudential Credit Corp., 6.4%, 1/4/01                           35,643,000
                                                                           --------------
                                                                           $  191,545,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $191,545,000)                                         $  191,545,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $4,666,521,813)(a)                                    $7,657,845,781
                                                                           ==============

    * Non-income producing security.
    + Investment held by the fund representing 5% or more of the outstanding voting stock of such company.
    (a) At 12/31/00, the net unrealized gain on investments based on cost for federal income tax purposes of $4,670,095,657 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost   $3,372,147,485
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                       (384,397,361)
                                                              --------------
          Net unrealized gain                                 $2,987,750,124
                                                              ==============

    Purchases and sales of securities (excluding temporary cash investments) for the year ended 12/31/00 aggregated $1,643,508,671 and $1,496,832,405, respectively.


18   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/00
--------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investments of $191,545,000) (cost $4,666,521,813)    $7,657,845,781
     Cash                                                                630,673
     Receivables -
        Investment securities sold                                    17,387,819
        Fund shares sold                                              18,960,574
        Dividends, interest and foreign taxes withheld                 6,294,862
     Other                                                                65,217
                                                                  --------------
           Total assets                                           $7,701,184,926
                                                                  --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $   80,806,746
        Fund shares repurchased                                        7,394,437
     Due to affiliates                                                 7,687,045
     Accrued expenses                                                    645,164
                                                                  --------------
           Total liabilities                                      $   96,533,392
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $4,560,975,151
     Accumulated undistributed net investment income                   1,050,838
     Accumulated net realized gain on investments                     51,302,188
     Net unrealized gain on investments                            2,991,323,968
     Net unrealized loss on assets and liabilities denominated
       in foreign currencies                                                (611)
                                                                  --------------
           Total net assets                                       $7,604,651,534
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,645,954,242/150,153,010 shares)         $        44.26
                                                                  ==============
     Class B (based on $705,338,960/16,171,942 shares)            $        43.61
                                                                  ==============
     Class C (based on $240,792,465/5,579,910 shares)             $        43.15
                                                                  ==============
     Class Y (based on $12,565,867/283,417 shares)                $        44.34
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        46.96
                                                                  ==============

  The accompanying notes are an integral part of these financial statements.  19

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/00

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $509,717)                                       $ 104,434,986
    Interest                                                 3,495,919
                                                         -------------
          Total investment income                                            $ 107,930,905
                                                                             -------------
 EXPENSES:
    Management fees
       Basic fee                                         $  45,561,838
       Performance adjustment                                5,667,643
    Transfer agent fees
       Class A                                              12,844,983
       Class B                                               1,768,882
       Class C                                                 472,941
       Class Y                                                   1,341
    Distribution fees
       Class A                                              14,206,502
       Class B                                               6,494,520
       Class C                                               1,968,210
    Administrative fees                                      1,025,631
    Custodian fees                                             108,133
    Registration fees                                          352,427
    Professional fees                                          140,012
    Printing                                                   419,007
    Fees and expenses of nonaffiliated trustees                 98,681
    Miscellaneous                                               77,627
                                                         -------------
          Total expenses                                                     $  91,208,378
          Less fees paid indirectly                                             (1,180,823)
                                                                             -------------
          Net expenses                                                       $  90,027,555
                                                                             -------------
             Net investment income                                           $  17,903,350
                                                                             -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                                       $ 570,469,740
       Other assets and liabilities denominated in
         foreign currencies                                    (14,794)      $ 570,454,946
                                                         -------------       -------------
    Change in net unrealized gain (loss) from:
       Investments                                       $(593,774,580)
       Other assets and liabilities denominated in
         foreign currencies                                      1,800
                                                         -------------
             Net loss on investments                                         $(593,772,780)
                                                                             -------------
             Net decrease in net assets resulting
              from operations                                                $  (5,414,484)
                                                                             =============


20   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/00 AND 12/31/99

                                                                YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                                 12/31/00          12/31/99
 Net investment income                                        $    17,903,350   $   21,585,530
 Net realized gain on investments                                 570,454,946      325,811,540
 Change in net unrealized gain (loss) on investments             (593,772,780)     609,475,052
                                                              ---------------   --------------
       Net increase (decrease) in net assets resulting
          from operations                                     $    (5,414,484)  $  956,872,122
                                                              ---------------   --------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net investment income
       Class A ($0.12 and $0.17 per share, respectively)      $   (16,763,145)  $  (22,551,949)
       Class Y ($0.25 and $0.24 per share, respectively)              (53,336)         (58,721)
 Net realized gain:
       Class A ($3.24 and $2.22 per share, respectively)         (454,290,634)    (296,872,046)
       Class B ($3.24 and $2.22 per share, respectively)          (47,501,308)     (25,951,539)
       Class C ($3.24 and $2.22 per share, respectively)          (15,964,446)      (6,757,201)
       Class Y ($3.24 and $2.22 per share, respectively)             (802,766)        (546,104)
                                                              ---------------   --------------
             Total distributions to shareholders              $  (535,375,635)  $ (352,737,560)
                                                              ---------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $ 1,600,712,584   $1,652,707,636
 Reinvestment of distributions                                    471,554,759      317,373,755
 Cost of shares repurchased                                    (1,327,187,774)    (881,798,971)
                                                              ---------------   --------------
       Net increase in net assets resulting from fund share
          transactions                                        $   745,079,569   $1,088,282,420
                                                              ---------------   --------------
       Net increase in net assets                             $   204,289,450   $1,692,416,982
 NET ASSETS:
 Beginning of year                                              7,400,362,084    5,707,945,102
                                                              ---------------   --------------
 End of year (including accumulated undistributed net
  investment income of $1,050,838 and $0, respectively)       $ 7,604,651,534   $7,400,362,084
                                                              ===============   ==============

  The accompanying notes are an integral part of these financial statements.  21

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS                          (CONTINUED)
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/00 AND 12/31/99

CLASS A                           '00 SHARES      '00 AMOUNT      '99 SHARES      '99 AMOUNT
 Shares sold                      23,770,053    $ 1,133,603,484   25,703,151    $1,175,889,963
 Reinvestment of distributions     9,593,300        421,986,915    6,247,722       289,977,993
 Less shares repurchased          (22,676,815)   (1,082,389,510)  (16,931,541)    (775,592,354)
                                  -----------   ---------------   -----------   --------------
          Net increase            10,686,538    $   473,200,889   15,019,332    $  690,275,602
                                  ===========   ===============   ===========   ==============
 CLASS B
 Shares sold                       6,611,006    $   311,717,272    7,621,706    $  346,726,886
 Reinvestment of distributions       912,544         39,440,020      485,474        22,383,744
 Less shares repurchased          (3,907,350)      (183,579,578)  (1,842,368)      (84,273,185)
                                  -----------   ---------------   -----------   --------------
          Net increase             3,616,200    $   167,577,714    6,264,812    $  284,837,445
                                  ===========   ===============   ===========   ==============
 CLASS C
 Shares sold                       3,231,024    $   150,556,521    2,613,225    $  117,740,196
 Reinvestment of distributions       217,184          9,286,849       96,697         4,413,373
 Less shares repurchased          (1,220,601)       (56,610,151)    (465,754)      (21,021,787)
                                  -----------   ---------------   -----------   --------------
          Net increase             2,227,607    $   103,233,219    2,244,168    $  101,131,782
                                  ===========   ===============   ===========   ==============
 CLASS Y*
 Shares sold                         101,815    $     4,835,307      265,515    $   12,350,591
 Reinvestment of distributions        19,034            840,975       12,888           598,645
 Less shares repurchased             (96,745)        (4,608,535)     (19,090)         (911,645)
                                  -----------   ---------------   -----------   --------------
          Net increase                24,104    $     1,067,747      259,313    $   12,037,591
                                  ===========   ===============   ===========   ==============

* Class Y shares were first publicly offered on May 6, 1999.

22   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                         12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
Net asset value, beginning of year                             $   47.60     $   43.30     $   34.95     $   26.89     $    24.36
                                                               ----------    ----------    ----------    ----------    ----------
Increase from investment operations:
   Net investment income                                       $    0.16     $    0.18     $    0.21     $    0.30     $     0.37
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             (0.14)         6.51          9.84          9.97           4.35
                                                               ----------    ----------    ----------    ----------    ----------
      Net increase from investment operations                  $    0.02     $    6.69     $   10.05     $   10.27     $     4.72
Distributions to shareowners:
   Net investment income                                           (0.12)        (0.17)        (0.21)        (0.31)         (0.37)
   Net realized gain                                               (3.24)        (2.22)        (1.49)        (1.90)         (1.82)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                     $   (3.34)    $    4.30     $    8.35     $    8.06     $     2.53
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $   44.26     $   47.60     $   43.30     $   34.95     $    26.89
                                                               ==========    ==========    ==========    ==========    ==========
Total return*                                                       0.12%        15.63%        29.00%        38.47%         19.70%
Ratio of net expenses to average net assets+                        1.11%         1.10%         1.09%         1.03%          1.01%
Ratio of net investment income to average net assets+               0.31%         0.39%         0.52%         0.93%          1.40%
Porfolio turnover rate                                                20%           10%            9%           17%            25%
Net assets, end of year (in thousands)                         $6,645,954    $6,638,130    $5,388,761    $3,991,726    $2,896,670
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     1.09%         1.09%         1.08%         1.02%          0.99%
   Net investment income                                            0.33%         0.40%         0.53%         0.94%          1.42%

*    Assumes initial investment at net asset value at the
     beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS B                                                      12/31/00      12/31/99      12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                         $  47.24      $  43.20      $  35.01       $ 27.02        $26.40
                                                             --------      --------      --------       -------        ------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.18)     $  (0.12)     $  (0.04)      $  0.01        $ 0.07
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions              (0.21)         6.38          9.72          9.99          2.50
                                                             --------      --------      --------       -------        ------
      Net increase (decrease) from investment operations     $  (0.39)     $   6.26      $   9.68       $ 10.00        $ 2.57
Distributions to shareowners:
   Net investment income                                           --            --            --         (0.11)        (0.07)
   In excess of net investment income                              --            --            --            --         (0.06)
   Net realized gain                                            (3.24)        (2.22)        (1.49)        (1.90)        (1.82)
                                                             --------      --------      --------       -------        ------
Net increase (decrease) in net asset value                   $  (3.63)     $   4.04      $   8.19       $  7.99        $ 0.62
                                                             --------      --------      --------       -------        ------
Net asset value, end of period                               $  43.61      $  47.24      $  43.20       $ 35.01        $27.02
                                                             ========      ========      ========       =======        ======
Total return*                                                   (0.75)%       14.63%        27.82%        37.19%         9.92%
Ratio of net expenses to average net assets+                     1.98%         1.98%         1.99%         1.92%         1.82%**
Ratio of net investment income (loss) to average net
  assets+                                                       (0.56)%       (0.50)%       (0.41)%       (0.02)%        0.46%**
Porfolio turnover rate                                             20%           10%            9%           17%           25%
Net assets, end of period (in thousands)                     $705,339      $593,145      $271,796       $53,010        $8,940
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                  1.96%         1.96%         1.96%         1.88%         1.80%**
   Net investment income (loss)                                 (0.54)%       (0.48)%       (0.38)%        0.02%         0.48%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

24   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
--------------------------------------------------------------------------------

                                                           YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS C                                                     12/31/00     12/31/99(A)     12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                        $  46.76      $  42.76       $ 34.66        $26.74         $26.40
                                                            --------      --------       -------        ------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  (0.12)     $  (0.09)      $ (0.04)       $ 0.02         $ 0.03
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions             (0.25)         6.31          9.63          9.89           2.23
                                                            --------      --------       -------        ------         ------
      Net increase (decrease) from investment
operations                                                  $  (0.37)     $   6.22       $  9.59        $ 9.91         $ 2.26
Distributions to shareowners:
   Net investment income                                          --            --            --         (0.09)         (0.03)
   In excess of net investment income                             --            --            --            --          (0.07)
   Net realized gain                                           (3.24)        (2.22)        (1.49)        (1.90)         (1.82)
                                                            --------      --------       -------        ------         ------
Net increase (decrease) in net asset value                  $  (3.61)     $   4.00       $  8.10        $ 7.92         $ 0.34
                                                            --------      --------       -------        ------         ------
Net asset value, end of period                              $  43.15      $  46.76       $ 42.76        $34.66         $26.74
                                                            ========      ========       =======        ======         ======
Total return*                                                  (0.72)%       14.68%        27.85%        37.25%          8.74%
Ratio of net expenses to average net assets+                    1.95%         1.96%         1.97%         1.87%          2.11%**
Ratio of net investment income (loss) to average net
  assets+                                                      (0.54)%       (0.49)%       (0.39)%        0.02%          0.20%**
Porfolio turnover rate                                            20%           10%            9%           17%            25%
Net assets, end of period (in thousands)                    $240,792      $156,739       $47,389        $8,261         $1,831
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 1.92%         1.93%         1.93%         1.83%          2.08%**
   Net investment income (loss)                                (0.51)%       (0.46)%       (0.35)%        0.06%          0.23%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
     return would be reduced if sales charges were taken into
     account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 25

     PIONEER FUND

    ----------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/00
    ----------------------------------------------------------------------------

                                                     YEAR ENDED    5/6/99 TO
CLASS Y(a)                                            12/31/00      12/31/99
 Net asset value, beginning of period                 $ 47.62       $ 46.44
                                                      -------       -------
 Increase from investment operations:
    Net investment income                             $  0.35       $  0.23
    Net realized and unrealized gain (loss) on
      investments and foreign currency transactions     (0.14)         3.41
                                                      -------       -------
          Net increase from investment operations     $  0.21       $  3.64
 Distributions to shareowners:
    Net investment income                               (0.25)        (0.24)
    Net realized gain                                   (3.24)        (2.22)
                                                      -------       -------
 Net increase (decrease) in net asset value           $ (3.28)      $  1.18
                                                      -------       -------
 Net asset value, end of period                       $ 44.34       $ 47.62
                                                      =======       =======
 Total return*                                           0.50%         8.00%
 Ratio of net expenses to average net assets+            0.72%         0.72%**
 Ratio of net investment income (loss) to average
    net assets+                                          0.70%         0.73%**
 Porfolio turnover rate                                    20%           10%
 Net assets, end of period (in thousands)             $12,566       $12,348
 Ratios assuming reduction for fees paid
    indirectly:
    Net expenses                                         0.70%         0.71%**
    Net investment income                                0.72%         0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 **   Annualized.
 +    Ratios assuming no reduction for fees paid indirectly.


26   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00
    ----------------------------------------------------------------------------

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded

     PIONEER FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00                       (CONTINUED)
    ----------------------------------------------------------------------------

        on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At December 31, 2000, the Fund reclassified $36,031 from accumulated undistributed net investment income to accumulated net realized gain on investments. The reclassification has no impact on the net asset

     PIONEER FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

        value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

        In order to comply with federal income tax regulations, the Fund has designated $543,124,488 as a capital gain dividend for purposes of the dividend paid deduction.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,387,583 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2000.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
        (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily

     PIONEER FUND

    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/00                       (CONTINUED)
    ----------------------------------------------------------------------------

     net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a rolling 36-month period. For the year ended December 31, 2000, the aggregate performance adjustment resulted in an increase to management fees of $5,667,643, resulting in a management fee equivalent to 0.70% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2000, $4,427,846 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,239,656 in transfer agent fees payable to PSC at December 31, 2000.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,019,543 in distribution fees payable to PFD at December 31, 2000.

     PIONEER FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $2,174,960 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $1,180,823 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2000, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2000:

-------------------------------------------------------------------------------------
                                                            DIVIDEND
AFFILIATES                    PURCHASE       SALES          INCOME           VALUE

John Wiley & Sons, Inc.           --           --           $543,833       75,129,600

-------------------------------------------------------------------------------------

     PIONEER FUND

    ----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
    ----------------------------------------------------------------------------

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund (the Fund) as of December 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


     ARTHUR ANDERSEN LLP


     Boston, Massachusetts
     February 9, 2001

     PIONEER FUND

    ----------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING
    ----------------------------------------------------------------------------

On September 11, 2000, Pioneer Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

 AFFIRMATIVE                     AGAINST                       ABSTAIN
85,576,609.320                4,504,155.580                 2,639,721.823

PROPOSAL 2 -- TO ELECT TRUSTEES.

  NOMINEE                      AFFIRMATIVE                    WITHHELD
M.K. Bush                     90,146,807.434                2,573,679.289
J.F. Cogan, Jr.               90,017,941.525                2,702,545.198
Dr. R.H. Egdahl               90,148,424.525                2,572,062.198
M.B.W. Graham                 90,253,546.121                2,466,940.602
M.A. Piret                    90,231,509.270                2,488,977.453
D.D. Tripple                  90,163,793.181                2,556,693.542
S.K. West                     90,144,507.493                2,575,979.230
J. Winthrop                   90,213,820.778                2,506,665.945

     PIONEER FUND

    ----------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
    ----------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       David D. Tripple, Executive Vice
      Richard H. Egdahl, M.D.            President
      Margaret B.W. Graham               Vincent Nave, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneer Investment Management Shareholder Services, Inc.

    ----------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS
    ----------------------------------------------------------------------------

    For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

    *An investment in the Fund is not insured or guaranteed by the Federal
     Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

    ----------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
    ----------------------------------------------------------------------------

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

    INDIVIDUAL PLANS
    INDIVIDUAL RETIREMENT ACCOUNT (IRA)
    An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA
    The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

    401(k) PLAN
    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA PLAN
    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    403(b) PLAN
    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN
    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-WEIGHTED PROFIT SHARING PLAN
    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)
    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    ----------------------------------------------------------------------------
    HOW TO CONTACT PIONEER
    ----------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02205-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@piog.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   S&P SELECT FUND NOTES:

   Pioneer Fund's Standard & Poor's Select Fund designation is based on a six-month moving average of three years of absolute and volatility adjusted performance relative to 473 Large-Cap Blend funds as of 11/30/99. Select funds must also demonstrate an appropriate level of management skill and experience, consistency of investment process and depth of organization. Standard & Poor's Select Fund evaluations are not a recommendation to buy, sell or hold. Standard & Poor's does not guarantee the accuracy, adequacy or completeness of this information and is not responsible for any error or omission in or for results obtained from the use of such information. Select Fund evaluations are based on information available to Standard & Poor's and may change at any time. Complete and current details regarding terms for use of this designation can be found at www.standardandpoors.com/onfunds.

    [Pioneer Logo]        PIONEER INVESTMENT MANAGEMENT, INC.   9626-00-0201
                          60 STATE STREET                       (c) PIONEER FUNDS DISTRIBUTOR, INC.
                          BOSTON, MASSACHUSETTS 02109           UNDERWRITER OF PIONEER MUTUAL FUNDS
                          WWW.PIONEERFUNDS.COM                  [RECYCLE LOGO] PRINTED ON RECYCLED PAPER